UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 29, 2001


                    DEVON ENERGY CORPORATION
     (Exact Name of Registrant as specified in its charter)


     DELAWARE                       000-30176                73-1567067
(State or other jurisdiction of (Commission File Number)    (IRS Employer
incorporation or organization)                           Identification Number)


20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK           73102
     (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:   (405) 235-3611

Item 5.      Other Events

Year End 2000 Reserve Quantities

     Following are summaries of the changes in the net quantities of Devon's crude oil, natural gas and NGLs proved reserves for 2000.

                                            Consolidated
                                            ------------
                                 Oil        Gas        NGLs    Total
                               (MBbls)    (MMcf)     (MBbls)  (Mboe)
                               -------    ------     -------  ------
As of December 31, 1999:

       Proved developed        301,149   2,500,985   52,102   770,082
       Proved undeveloped      195,568     448,642   15,715   286,058
       Total proved            496,717   2,949,627   67,817 1,056,140

Production                     (42,561)   (426,146)  (7,400) (120,985)
Discoveries and extensions      33,939     601,317    6,041   140,200
Divestitures                   (48,861)    (66,981)  (8,046)  (68,071)
Acquisitions                    24,145     301,144       33    74,369
Revisions                       (4,135)     99,223    3,312    15,713
       Net increase (decrease) (37,473)    508,557   (6,060)   41,226

As of December 31, 2000:

       Proved developed         261,432  2,631,267   46,256   746,233
       Proved undeveloped       197,812    826,917   15,501   351,133
       Total proved             459,244  3,458,184   61,757 1,097,366

                                         Rocky Mountain Division
                                         -----------------------
                                   Oil        Gas      NGLs     Total
                                (MBbls)     (MMcf)    (MBbls)   (Mboe)
                                -------     ------    -------   ------
As of December 31, 1999:

       Proved developed          37,444    774,993    5,235   171,844
       Proved undeveloped         9,359    223,104      418    46,961
       Total proved              46,803    998,097    5,653   218,805

Production                       (2,928)   (91,699)    (693)  (18,904)
Discoveries and extensions        1,461    296,835      172    51,106
Divestitures                          0          0        0         0
Acquisitions                        153      9,038        4     1,663
Revisions                           129     36,263     (641)    5,532
       Net increase (decrease)   (1,185)   250,437   (1,158)   39,397

As of December 31, 2000:

       Proved developed          36,082    952,612    3,925   198,776
       Proved undeveloped         9,536    295,922      570    59,426
       Total proved              45,618  1,248,534    4,495   258,202

                                    Permian/Mid Continent Division
                                    ------------------------------
                                   Oil       Gas       NGLs     Total
                                 (MBbls)    (MMcf)   (MBbls)    (Mboe)
                                 -------    ------   -------    ------
As of December 31, 1999:

       Proved developed         144,234    750,541   38,019   307,343
       Proved undeveloped        13,148     38,804    1,864    21,480
       Total proved             157,382    789,345   39,883   328,823

Production                      (13,958)  (114,415)  (4,137)  (37,164)
Discoveries and extensions        9,816     94,261    4,898    30,424
Divestitures                    (28,591)   (51,606)  (7,979)  (45,171)
Acquisitions                        133     14,945        5     2,629
Revisions                         7,797     89,488    6,605    29,316
       Net increase (decrease)  (24,803)    32,673     (608)  (19,966)

As of December 31, 2000:

       Proved developed         122,633    760,294   36,500   285,849
       Proved undeveloped         9,946     61,724    2,775    23,008
       Total proved             132,579    822,018   39,275   308,857


                                            Gulf Division
                                            -------------
                                  Oil        Gas      NGLs     Total
                                (MBbls)     (MMcf)  (MBbls)    (Mboe)
                                -------     ------  -------    ------
As of December 31, 1999:

       Proved developed         32,589     433,997    4,983   109,905
       Proved undeveloped       12,650      52,947      285    21,760
       Total proved             45,239     486,944    5,268   131,665

Production                     (11,676)   (148,973)  (1,872)  (38,377)
Discoveries and extensions       9,153     113,881       22    28,155
Divestitures                    (4,386)     (5,136)      (2)   (5,244)
Acquisitions                    20,132      28,946        0    24,956
Revisions                      (11,122)    (24,907)  (1,668)  (16,941)
       Net increase (decrease)   2,101     (36,189)  (3,520)   (7,451)

As of December 31, 2000:

       Proved developed         33,475     374,381    1,730    97,602
       Proved undeveloped       13,865      76,374       18    26,612
       Total proved             47,340     450,755    1,748   124,214


                                                 Canada
                                                 ------
                                  Oil        Gas     NGLs      Total
                                (MBbls)     (MMcf)  (MBbls)    (Mboe)
                                -------     ------  -------    ------
As of December 31, 1999:

       Proved developed         29,268     501,376    3,865   116,696
       Proved undeveloped        2,864       4,842      148     3,819
       Total proved             32,132     506,218    4,013   120,515

Production                      (4,760)    (62,284)    (682)  (15,823)
Discoveries and extensions       2,787      64,566      571    14,119
Divestitures                      (136)     (6,361)     (65)   (1,261)
Acquisitions                     3,597      27,224       24     8,158
Revisions                        2,872      (5,854)     343     2,239
       Net increase (decrease)   4,360      17,291      191     7,432

As of December 31, 2000:

       Proved developed          29,721    507,703    4,072   118,410
       Proved undeveloped         6,771     15,806      132     9,537
       Total proved              36,492    523,509    4,204   127,947

                                              International
                                              -------------
                                  Oil       Gas       NGLs      Total
                                (MBbls)    (MMcf)    (MBbls)   (Mboe)
                                -------    ------    -------   ------
As of December 31, 1999:

       Proved developed          57,614     40,078        -    64,294
       Proved undeveloped       157,547    128,945   13,000   192,038
       Total proved             215,161    169,023   13,000   256,332

Production                       (9,239)    (8,775)     (16)  (10,718)
Discoveries and extensions       10,722     31,774      378    16,396
Divestitures                    (15,748)    (3,878)       0   (16,394)
Acquisitions                        130    220,991        0    36,962
Revisions                        (3,811)     4,233   (1,327)   (4,433)
       Net increase (decrease)  (17,946)   244,345     (965)   21,813

As of December 31, 2000:

       Proved developed          39,521     36,277       29    45,596
       Proved undeveloped       157,694    377,091   12,006   232,549
       Total proved             197,215    413,368   12,035   278,145



Fixed Prices of Future Oil and Natural Gas Production

     Devon has recently entered into various financial transactions which hedge the future prices received for some its natural gas production in 2001 and 2002. Certain of Devon's 2001 and 2002 oil and natural gas production was previously hedged by prior agreements. Devon's total hedged positions as of January 29, 2001 are set forth below for each of Devon's operating divisions.

     Fixed Prices - Natural Gas Production Through various price swaps and fixed-price physical delivery contracts, Devon has fixed the price it will receive on a portion of its natural gas production in 2001 and 2002. The following tables include information on this fixed-price production by division. Where necessary, the prices have been adjusted for certain transportation costs that are netted against the price recorded by Devon, and the price has also been adjusted for the Btu content of the gas production that has been hedged.


                  First Half of 2001   Second Half of 2001
                  ------------------   -------------------
   Division       Mcf/Day   Price/Mcf  Mcf/Day   Price/Mcf
   --------       -------   ---------  -------   ---------

Rocky Mountain    20,661     $1.90      57,955    $3.68
Gulf                   -     $   -      40,000    $5.45
Canada            60,011     $1.53      56,888    $1.52

                  First Half of 2002   Second Half of 2002
                  ------------------   -------------------
   Division       Mcf/Day   Price/Mcf  Mcf/Day   Price/Mcf
   --------       -------   ---------  -------   ---------
Rocky Mountain    26,395     $4.06      26,395    $4.06
Gulf              15,000     $4.62      15,000    $4.62
Canada            48,735     $1.51      37,932    $1.51


     Fixed Prices - Oil Production Devon has fixed the price it will receive on a portion of its 2001 and 2002 oil production through certain forward oil sales. From January 2001 through August 2002, 311,000 barrels of oil production per month have been fixed at an average price of $16.84 per barrel. These fixed-price barrels are attributable to the Permian/Mid-Continent Division.

     CostlessPrice Collars Devon has also entered into costless price collars that set a floor and ceiling price for a portion of its 2001 and 2002 natural gas production. The following tables include information on these collars for each division. The floor and ceiling prices related to domestic production are based on various regional first-of-the-month price indices as published monthly by "Inside F.E.R.C.'s Gas Market Report." The floor and ceiling prices related to Canadian production are based on the AECO index as published by the "Canadian Gas Price Reporter."

     If the applicable monthly price indices are outside of the ranges set by the floor and ceiling prices in the various collars, Devon and the counterparty to the collars will settle the difference. Any such settlements will either increase or decrease Devon's gas revenues for the period. Because Devon's gas volumes are often sold at prices that differ from the related regional indices, and due to differing Btu content of gas production, the floor and ceiling prices of the various collars do not reflect actual limits of Devon's realized prices for the production volumes related to the collars.


                       First Half of 2001              Second Half of 2001
                       ------------------              -------------------
                             Floor     Ceiling                Floor     Ceiling
                             Price      Price                 Price      Price
   Division     MMBtu/Day  Per MMBtu  Per MMBtu  MMBtu/Day  Per MMBtu  Per MMBtu
   --------     ---------  ---------  ---------  ---------  ---------  ---------
Rocky Mountain-El Paso  -   $     -    $    -       20,000   $4.10      $8.00


                       First Half of 2002              Second Half of 2002
                       ------------------              -------------------
                             Floor     Ceiling                Floor     Ceiling
                             Price      Price                 Price      Price
   Division     MMBtu/Day  Per MMBtu  Per MMBtu  MMBtu/Day  Per MMBtu  Per MMBtu
   --------     ---------  ---------  ---------  ---------  ---------  ---------

Rocky Mountain-
  El Paso          25,000   $3.25      $7.85        25,000   $3.25      $7.85
Rocky Mountain-CIG 80,000   $2.90      $6.75        80,000   $2.90      $6.75
Permian/
  Mid-Continent    81,800   $3.49      $7.25        81,800   $3.49      $7.25
Gulf               98,200   $3.49      $7.23        98,200   $3.49      $7.23
Canada             18,964   $3.27      $6.54        18,964   $3.27      $6.54

     Basis Swap Devon has entered into a basis swap on 20,000 MMBtu of gas production per day that expires at the end of August 2004. Under the terms of the basis swap, the counterparty pays Devon the average NYMEX price for the last three trading days of each month, less $0.30, per MMBtu. In return, Devon pays the counterparty the Colorado Interstate Gas Co. ("CIG") index price published in "Inside F.E.R.C.'s Gas Market Report." The effect of this swap is included in Rocky Mountain Division gas revenues. This basis swap does not qualify as a hedge under the provisions of Statement of Financial Accounting Standards No. 133. Accordingly, fluctuations in the fair value of this basis swap will be recorded in earnings beginning in the first quarter of 2001.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              DEVON ENERGY CORPORATION

                              By:  /s/ Danny J. Heatly
                                       Danny J. Heatly
                                   Vice President - Accounting

Date:     January 29, 2001